SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
July 24, 2003

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada		L6T 5P6

(address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Item 5. Other Events

On July 24, 2003, the Registrant issued its financial results for the second quarter and first six months of 2003.

The Registrant’s revenues were US$2.33 billion for the second quarter of 2003 compared to US$2.77 billion in the same period in 2002. The Registrant reported net loss in the second quarter of 2003 of US$14 million, or US$0.00 per common share, compared to a net loss of US$697 million, or US$0.20 per common share, in the second quarter of 2002.

Net loss in the second quarter of 2003 included an aggregate of US$37 million (net of tax) for the amortization of acquired technology and deferred stock option compensation associated with acquisitions and US$5 million of special charges for restructuring. The Registrant’s reported results also included a benefit of approximately US$51 million (pre-tax) related to the reduction in provisions associated with the collection in the quarter of certain customer financing receivables.

Gross margin was 43.7 percent of sales in the second quarter of 2003, up from 34.5 percent in the second quarter of 2002.

For the first half of 2003, the Registrant reported revenues from continuing operations of US$4.73 billion compared to US$5.69 billion for the same period in 2002. The Registrant reported net earnings of US$40 million, or US$0.01 per common share for the first half of 2003, compared to a net loss of US$1.54 billion, or US$0.46 per common share, in the first six months of 2002. These results included US$190 million of net earnings from discontinued operations – net of tax; US$139 million of special charges for restructuring and an aggregate of US$73 million (net of tax) for the amortization of acquired technology and deferred stock option compensation associated with acquisitions.

Given in 2003 relatively minor amounts may have greater effect on reported results, the Registrant has initiated a comprehensive review and analysis of its assets and liabilities. The outcome of the activity may result in the elimination of certain assets and liabilities but is not expected to have a negative impact to net assets. No amounts relating to the elimination of any such assets and liabilities have been included in the results for the second quarter of 2003.

NORTEL NETWORKS CORPORATION
Consolidated Results (unaudited)
(millions of U.S. dollars, except per share amounts)

	U.S. GAAP

	Three months ended		Six months ended
	June 30,		June 30,

	2003(1)	2002	2003(1)	2002

Revenues	$2,326	$2,773	$4,725	$5,685
Cost of revenues(2)	1,310	1,815	2,680	3,969

Gross profit	1,016	958	2,045	1,716

Selling, general and administrative expense(2)	416	767	903	1,511
Research and development expense(2)	479	579	968	1,174
Amortization of acquired technology	33	41	66	84
Deferred stock option compensation	17	21	32	46
Special charges	5	403	139	890
Gain on sale of businesses	—	—	—	(14)

Operating earnings (loss)	66	(853)	(63)	(1,975)

Other income (expense) — net	6	(9)	54	(28)
Interest expense
Long-term debt	(44)	(55)	(89)	(113)
Other	(2)	(9)	(9)	(21)

Earnings (loss) from continuing operations before income taxes	26	(926)	(107)	(2,137)

Income tax benefit	7	229	9	603

	33	(697)	(98)	(1,534)
Minority interests — net of tax(3)	(27)	10	(25)	10
Equity in net loss of associated companies — net of tax	(20)	(10)	(27)	(14)

Net loss from continuing operations	(14)	(697)	(150)	(1,538)

Net earnings from discontinued operations — net of tax	—	—	190	—

Net earnings (loss)	$(14)	$(697)	$40	$(1,538)

Basic and diluted earnings (loss) per common share(4)(5)
- from continuing operations	$0.00	$(0.20)	$(0.03)	$(0.46)
- from discontinued operations	0.00	0.00	0.04	0.00

Basic and diluted earnings (loss) per common share(4)(5)	$0.00	$(0.20)	$0.01	$(0.46)

Weighted average number of common shares (millions)
- basic(4)	4,336	3,450	4,336	3,333
- diluted(5)	4,336	3,450	4,336	3,333

(1)	These unaudited consolidated results for the three months and six months ended June 30, 2003 are preliminary and are subject to change. Nortel Networks disclaims any intention or obligation to update or revise these preliminary results prior to the filing of its reported results for the three months and six months ended June 30, 2003.

(2)	Effective January 1, 2003, Nortel Networks adopted prospectively the fair value accounting for stock options. The stock option expense for the three months and six months ended June 30, 2003 was $7 and $12, respectively.

(3)	Previously included as a component of Other income (expense) — net.

(4)	The basic weighted average number of common shares included the minimum number of common shares to be issued upon settlement of the prepaid forward purchase contracts issued on June 12, 2002. The minimum number of common shares to be issued on a weighted basis for the three months ended June 30, 2003 and 2002 were 455 and 101 (in millions), respectively. The minimum number of common shares to be issued on a weighted basis for the six months ended June 30, 2003 and 2002 were 468 and 51 (in millions), respectively.

(5)	As a result of the reported net losses from continuing operations for the three months ended June 30, 2003 and June 30, 2002, approximately 191 and 198 (in millions), respectively, of potentially dilutive securities were not included in the calculation of diluted loss per common share because to do so would have been anti-dilutive. Also, as a result of the reported net losses from continuing operations for the six months ended June 30, 2003 and 2002, approximately 191 and 192 (in millions), respectively, of potentially dilutive securities were not included in the calculation of diluted loss per common share because to do so would have been anti-dilutive.

NORTEL NETWORKS CORPORATION
Consolidated Balance Sheets (unaudited)
(millions of U.S. dollars)

	U.S. GAAP

	June 30,	March 31,	December 31,
	2003(1)	2003	2002

ASSETS
Current assets
Cash and cash equivalents	$4,190	$3,999	$3,861
Restricted cash and cash equivalents	115	227	249
Accounts receivable (less provisions of $355 at June 30, 2003, $403 at March 31, 2003, $477 at December 31, 2002)	1,717	1,857	1,910
Inventories – net	830	846	889
Income taxes recoverable	57	60	58
Deferred income taxes – net	400	785	791
Other current assets	439	420	718

Total current assets	7,748	8,194	8,476

Investments	209	211	246
Plant and equipment – net	1,380	1,397	1,444
Goodwill	2,202	2,201	2,201
Intangible assets – net	33	65	98
Deferred income taxes – net	3,600	3,040	2,723
Other assets(2)	669	786	783

Total assets	$15,841	$15,894	$15,971

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Notes payable	$48	$78	$100
Trade and other accounts payable	802	776	902
Payroll and benefit-related liabilities	635	668	521
Contractual liabilities	1,355	1,458	1,547
Restructuring	637	702	785
Other accrued liabilities	2,560	2,668	2,894
Long-term debt due within one year	184	234	233

Total current liabilities	6,221	6,584	6,982

Long-term debt	3,694	3,664	3,719
Deferred income taxes – net	488	487	344
Other liabilities	2,416	2,413	2,352

	12,819	13,148	13,397

Minority interest in subsidiary companies	623	606	614
SHAREHOLDERS’ EQUITY
Common shares, without par value – Authorized shares: unlimited; Issued and outstanding shares: 3,945,270,970 at June 30, 2003, 3,862,915,463 at March 31, 2003 and 3,850,284,146 at December 31, 2002	33,726	33,620	33,587
Additional paid-in capital	3,587	3,690	3,734
Deferred stock option compensation	(53)	(70)	(96)
Deficit	(33,696)	(33,682)	(33,736)
Accumulated other comprehensive loss	(1,165)	(1,418)	(1,529)

Total shareholders’ equity	2,399	2,140	1,960

Total liabilities and shareholders’ equity	$15,841	$15,894	$15,971

(1)	The unaudited consolidated balance sheet as at June 30, 2003 is preliminary and is subject to change. Nortel Networks disclaims any intention or obligation to update or revise such balance sheet prior to the filing of its reported results for the three months and six months ended June 30, 2003.

(2)	Included in Other assets were provisions related to long-term accounts receivable of $324 at June 30, 2003, $682 at March 31, 2003 and $781 at December 31, 2002.

NORTEL NETWORKS CORPORATION
Consolidated Statements of Cash Flows (unaudited)
(millions of U.S. dollars)

	U.S. GAAP

	Three months ended		Six months ended
	June 30,		June 30,

	2003(1)	2002	2003(1)	2002

Cash flows from (used in) operating activities
Net loss from continuing operations	$(14)	$(697)	$(150)	$(1,538)
Adjustments to reconcile net loss from continuing operations to net cash from (used in) operating activities, net of effects from acquisitions and divestitures of businesses:
Amortization and depreciation	139	185	279	384
Non-cash portion of special charges and related asset write downs	(21)	285	(26)	382
Equity in net loss of associated companies	20	10	27	14
Current and deferred stock option compensation	24	21	44	46
Deferred income taxes	—	(231)	(6)	(614)
Other liabilities	39	7	65	(30)
Gain on repurchases of outstanding debt securities	—	—	(4)	—
(Gain) loss on sale or write down of investments and businesses	9	(4)	42	(26)
Other – net	(107)	137	(78)	206
Change in operating assets and liabilities:
Accounts receivable	139	371	186	544
Inventories	6	36	117	126
Income taxes	10	750	5	1,280
Restructuring	(153)	(294)	(343)	(665)
Accounts payable and accrued liabilities	(182)	(232)	(335)	(90)
Other operating assets and liabilities	(37)	(130)	(32)	(237)

Net cash from (used in) operating activities of continuing operations	(128)	214	(209)	(218)

Cash flows from (used in) investing activities
Expenditures for plant and equipment	(38)	(105)	(56)	(208)
Proceeds on disposals of plant and equipment	15	32	21	76
Decrease in restricted cash and cash equivalents	124	—	144	—
Increase in long-term receivables	(2)	(103)	(11)	(210)
Decrease in long-term receivables	192	16	197	105
Acquisitions of investments and businesses – net of cash acquired	—	(6)	(2)	(25)
Proceeds on sale of investments and businesses	1	14	8	73

Net cash from (used in) investing activities of continuing operations	292	(152)	301	(189)

Cash flows from (used in) financing activities
Decrease in notes payable – net	(1)	(66)	(18)	(77)
Proceeds from long-term debt	—	20	—	31
Repayments of long-term debt	(51)	(4)	(94)	(6)
Decrease in capital leases payable	(1)	(1)	(2)	(5)
Issuance of common shares	—	857	—	862
Issuance of prepaid forward purchase contracts	—	623	—	623

Net cash from (used in) financing activities of continuing operations	(53)	1,429	(114)	1,428

Effect of foreign exchange rate changes on cash and cash equivalents	60	52	78	46

Net cash from continuing operations	171	1,543	56	1,067
Net cash from discontinued operations	20	237	273	289

Net increase in cash and cash equivalents	191	1,780	329	1,356

Cash and cash equivalents at beginning of period – net	3,999	3,089	3,861	3,513

Cash and cash equivalents at end of period – net	$4,190	$4,869	$4,190	$4,869

(1)	The unaudited consolidated statements of cash flows for the three months and six months ended June 30, 2003 are preliminary and are subject to change. Nortel Networks disclaims any intention or obligation to update or revise such statements of cash flows prior to the filing of its reported results for the three months and six months ended June 30, 2003.

NORTEL NETWORKS CORPORATION
Consolidated Results (unaudited)(1)
Supplementary Information
(millions of U.S. dollars)

Revenues

	U.S. GAAP

	Three months ended			Six months ended
	June 30,			June 30,

	2003	2002(2)	% Change	2003	2002(2)	% Change

By segment:
Wireless Networks	$987	$1,123	(12%)	$1,940	$2,259	(14%)
Enterprise Networks	547	636	(14%)	1,160	1,311	(12%)
Wireline Networks	494	588	(16%)	1,056	1,270	(17%)
Optical Networks	298	406	(27%)	568	812	(30%)
Other	—	20	(100%)	1	33	(97%)

Total	$2,326	$2,773		$4,725	$5,685

	U.S. GAAP

	Three months ended			Six months ended
	June 30,			June 30,

	2003	2002	% Change	2003	2002	% Change

By geographic region:(3)
United States	$1,138	$1,490	(24%)	$2,342	$2,896	(19%)
EMEA(4)	583	632	(8%)	1,224	1,356	(10%)
Canada	138	201	(31%)	268	420	(36%)
Other	467	450	4%	891	1,013	(12%)

Total	$2,326	$2,773		$4,725	$5,685

Percentage change in revenue by segment and geographic region(2)(3)

	U.S. GAAP

	Q2 2003 vs Q1 2003

	United States	EMEA	Canada	Asia Pacific	CALA(5)	Total

By segment and geographic region:
Wireless Networks	(2%)	(11%)	51%	87%	(28%)	4%
Enterprise Networks	(8%)	(14%)	(21%)	(2%)	(32%)	(11%)
Wireline Networks	(26%)	10%	6%	0%	(12%)	(12%)
Optical Networks	77%	(26%)	(10%)	1%	17%	10%
Other	0%	0%	0%	0%	(100%)	(74%)
Total	(5%)	(9%)	6%	27%	(23%)	(3%)

	U.S. GAAP

	Q2 2003 vs Q2 2002

	United States	EMEA	Canada	Asia Pacific	CALA	Total

By segment and geographic region:
Wireless Networks	(25%)	17%	(45%)	49%	(9%)	(12%)
Enterprise Networks	(17%)	(5%)	(13%)	(13%)	(35%)	(14%)
Wireline Networks	(21%)	1%	21%	(34%)	(50%)	(16%)
Optical Networks	(29%)	(44%)	(63%)	32%	(7%)	(27%)
Other	(98%)	(100%)	100%	103%	0%	(99%)
Total	(24%)	(8%)	(31%)	15%	(22%)	(16%)

(1)	These unaudited consolidated results are preliminary and are subject to change. Nortel Networks disclaims any intention or obligation to update or revise these preliminary consolidated results prior to the filing of its reported results for the three months and six months ended June 30, 2003.

(2)	Certain historical revenues by segment between Wireline Networks and Other have been revised to reflect reclassifications of certain minor product portfolios during the first quarter of 2003. Overall consolidated Nortel Networks revenues and revenues by geographic regions for the relevant periods were not impacted by these reclassifications.

(3)	Revenues were attributable to geographic regions based on the location of the customer.

(4)	The Europe, Middle East and Africa region.

(5)	The Caribbean and Latin America region.

NORTEL NETWORKS CORPORATION
Consolidated Results (unaudited)(1)
Supplementary Information

Days sales outstanding (DSO)

	Q2 2003
Accounts receivables X 90 days Revenue for the period	66	DSO

	Q1 2003
	70	DSO

Inventory turnover

	Q2 2003
Cost of revenues for the period Average inventory(2)	1.5632	turns

	Q1 2003
	1.5793	turns

Inventory Days

	Q2 2003
90 days Inventory turnover	58	days

	Q1 2003
	57	days

(1)	These unaudited consolidated results are preliminary and are subject to change. Nortel Networks disclaims any intention or obligation to update or revise these preliminary consolidated results prior to the filing of its reported results for the three months and six months ended June 30, 2003.

(2)	For Q2 2003, “Average inventory” represents the sum of inventories — net as at March 31, 2003 and inventories — net as at June 30, 2003 divided by two. For Q1 2003, “Average inventory” represents the sum of inventories — net as at December 31, 2002 and inventories — net as at March 31, 2003 divided by two.

Certain information in this report is forward-looking and is subject to important risks and uncertainties. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the severity and duration of the industry adjustment; the sufficiency of our restructuring activities, including the potential for higher actual costs to be incurred in connection with restructuring actions compared to the estimated costs of such actions; fluctuations in operating results and general industry, economic and market conditions and growth rates; the ability to recruit and retain qualified employees; fluctuations in cash flow; the level of outstanding debt and our current debt ratings; the ability to meet the financial covenant in our credit facilities; the use of cash collateral to support our normal course business activities; the impact of our defined benefit plans and our deferred tax assets on our results of operations, cash flows and compliance with our financial covenant; the ability to make acquisitions and/or integrate the operations and technologies of acquired businesses in an effective manner; the impact of rapid technological and market change; the impact of price and product competition; international growth and global economic conditions, particularly in emerging markets and including interest rate and currency exchange rate fluctuations; the impact of rationalization in the telecommunications industry; the dependence on new product development; the uncertainties of the Internet; the impact of the credit risks of our customers and the impact of customer financing and commitments; the impact of supply and outsourcing contracts that contain delivery and installation provisions, which, if not met, could result in the payment of substantial penalties or liquidated damages; the ability to obtain timely, adequate and reasonably priced component parts from suppliers and internal manufacturing capacity; the future success of our strategic alliances; and the adverse resolution of litigation. For additional information with respect to certain of these and other factors, see the reports filed by the Registrant and Nortel Networks Limited with the United States Securities and Exchange Commission. Unless otherwise required by applicable securities laws, the Registrant and Nortel Networks Limited disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By: /s/ Douglas C. Beatty

Douglas C. Beatty Chief Financial Officer

By: /s/ Blair F. Morrison

Blair F. Morrison Assistant Secretary

Dated: July 25, 2003